SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 30, 1998
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                                BETZDEARBORN INC.
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               (Exact Name of Registrant as Specified in Charter)



    Pennsylvania                   1-11558                     23-1503731
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  (State Or Other                (Commission                (IRS Employer
  Jurisdiction Of                File Number)               Identification No.)
  Incorporation)


           4636 Somerton Road, Trevose, Pennsylvania      19053-6783
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            (Address of Principal Executive Offices)      (Zip Code)


Registrant's telephone number, including area code  (215) 355-3300
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ITEM 5.  OTHER EVENTS.

                  On July 30, 1998, BetzDearborn Inc., a Pennsylvania corporation (the "Company"), and Hercules Incorporated, a Delaware corporation ("Hercules"), held investor and analyst meetings relating to the Agreement and Plan of Merger, dated as of July 30, 1998 (the "Merger Agreement"), by and among the Company, Hercules and Water Acquisition Co., a Pennsylvania corporation and wholly owned subsidiary of Hercules. A copy of the presentation materials used and distributed at and subsequent to such meetings are filed as Exhibit 99.1 hereto.



ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

Exhibit 99.1   Presentation materials used at investor and analyst meetings.



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                                   SIGNATURES


                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                           BETZDEARBORN INC.



Date: August 11, 1998                     By:/s/ Linda R. Hansen
                                          Name:  Linda R. Hansen
                                          Title: Vice President, Secretary and
                                                 General Counsel







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                                  EXHIBIT INDEX



Exhibit No.                Title
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Exhibit 99.1   Presentation materials used at investor and analyst meetings